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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                             ----------------------


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



       Date of Report (Date of earliest event reported):  MARCH 14, 1997



                                   AMGEN INC.
               (Exact Name of Registrant as Specified in Charter)


         Delaware                   0-12477                   95-3540776
(State or Other Jurisdiction      (Commission              (I.R.S. Employer
     of Incorporation)            File Number)            Identification No.)


          1840 DeHavilland Drive
         Thousand Oaks, California                   91320-1789
  (Address of Principal Executive Offices)           (Zip Code)



      Registrant's telephone number, including area code:  (805) 447-1000



                                 NOT APPLICABLE
         (Former Name or Former Address, if Changed Since Last Report)

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Item 5.   Other Events.

   In a press release dated March 4, 1997, Amgen Inc. (the "Company" or "Amgen") reported on its clinical progress and new research programs. A copy of the press release is included as Exhibit 99.1 hereto.


Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.

   The exhibits listed below are filed as a part of this report:

   4.1 First Supplemental Indenture, dated as of February 26, 1997, by and between Amgen Inc. and Citibank, N.A., as trustee.

   99.1  Press Release of the Registrant dated March 4, 1997.

                                       1
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                                   SIGNATURES

   Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereto duly authorized.


                                        Amgen Inc.



Dated: March 14, 1997                   By  /s/  Gordon M. Binder
                                            ----------------------
                                               Gordon M. Binder
                                           Chairman of the Board and
                                            Chief Executive Officer

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                                 EXHIBIT INDEX
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


 Exhibit
  Number                                     Description
 -------                                     -----------
4.1          First Supplemental Indenture, dated as of February 26, 1997, by and between Amgen Inc. and Citibank, N.A., as trustee.

99.1         Press Release of the Registrant dated March 4, 1997.